UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2022

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 1.01    Entry into a Material Definitive Agreement.

On February 26, 2022, Blueprint Medicines Corporation (the “Company”) entered into an exclusive Collaboration and License Agreement (the “Proteovant Collaboration Agreement”) with Oncopia Therapeutics, Inc. d/b/a Proteovant Therapeutics, Inc. (“Proteovant”), pursuant to which the Company and Proteovant will collaborate to discover and advance two novel protein degrader target programs utilizing Proteovant’s artificial intelligence-enhanced targeted protein degradation platform and the Company’s precision medicine expertise, as well as up to two additional novel protein degrader target programs as may be mutually agreed to by the Company and Proteovant (each a “Target Program”). On a Target Program-by-Target Program basis, the Company will have an exclusive option to obtain a worldwide, exclusive license to develop and commercialize any licensed compound and licensed product under each Target Program. Proteovant will have the right to opt into the global development and U.S. commercialization of certain licensed compounds and licensed products under certain Target Programs.

Subject to the terms of the Proteovant Collaboration Agreement, Proteovant will receive an upfront cash payment of $20.0 million and will be eligible to receive up to an additional $632.0 million in contingent milestone payments. In addition, the Company will be obligated to pay Proteovant tiered percentage royalties on the net sales of licensed products ranging from the mid to high single digits on annual net sales of each licensed product in the Territory, subject to adjustment in specified circumstances.

Pursuant to the terms of the Proteovant Collaboration Agreement, the Company and Proteovant will collaborate in carrying out a research plan under each Target Program to discover and research collaboration compounds. The Company and Proteovant will each be responsible for all of its own expenses incurred in the conduct of its activities under each Target Program. Under the Proteovant Collaboration Agreement, each party has granted the other party specified intellectual property licenses to enable the other party to perform its activities under each research plan.

The Proteovant Collaboration Agreement will continue on a licensed product-by-licensed product and country-by-country basis until the expiration of all payment obligations under the Proteovant Collaboration Agreement with respect to such licensed product in such country.  Subject to the terms of the Proteovant Collaboration Agreement, the Company may terminate the Proteovant Collaboration Agreement in its entirety or on a Target Program-by-Target Program basis. Either party may terminate the Proteovant Collaboration Agreement for the other party’s uncured material breach or insolvency.

The foregoing description of the material terms of the Proteovant Collaboration Agreement is qualified in its entirety by reference to the complete text of the Proteovant Collaboration Agreement, which the Company intends to file, with confidential terms redacted, with the Securities and Exchange Commission (“SEC”) as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

Item 7.01  Regulation FD Disclosure.

On February 28, 2022, the Company and Proteovant issued a joint press release regarding the Proteovant Collaboration Agreement, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).  The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 7.01 of this Form 8-K shall be deemed to be furnished and not filed

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation and Proteovant Therapeutics dated February 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Proteovant Collaboration Agreement, including anticipated milestone and other payments under the Proteovant Collaboration Agreement; and the Company’s strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Form 8-K, including the risk factors discussed in the section entitled "Risk Factors" in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Report on Form 10-K and any other filings that the Company has made or may make with the SEC. Any forward-looking statements contained in this Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: February 28, 2022	By:	/s/ Jeffrey W. Albers
Jeffrey W. Albers
Chief Executive Officer